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                                                                 EXHIBIT NO. 10A


                           NATIONAL DATACOMPUTER, INC.

                             1994 STOCK OPTION PLAN

         1.       Purpose.

                  (a) This 1994 Stock Option Plan (the "Plan") is intended to provide incentives (a) to the directors, employees and consultants of National Datacomputer, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options which do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), granted hereunder ("Non-Qualified Option" or "Non-Qualified Options"); (b) to directors, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and (c) to directors, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases").

                  (b) Provided the conditions set forth in Paragraph 2 are met, the Plan may provide, in addition to the Non-Qualified Options, Awards, and opportunities to make Purchases described in subparagraph (a), incentives to the employees of the Company and related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options which qualify as "incentive stock options" under Section 422 of the Code granted hereunder ("ISO" or "ISOs").

                  (c) Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporations" and "subsidiary corporations" as those terms are defined in Section 425 of the Code.

         2. Approval of ISO Provisions.
            --------------------------

         All provisions of this Plan relating to ISOs are subject to approval by the holders of a majority of the outstanding shares of Common Stock of the Company at a meeting of such stockholders (the "Stockholders") held within 12 months of the date of adoption of this Plan by the Board of Directors of the Company (the "Board"). If such provisions are not approved, they will be void and of no effect, and no ISOs shall be issued under the Plan. If any ISOs are issued during the first 12 months of the Plan and the Stockholders fail to approve the Plan within the 12 month period, all such ISOs shall be automatically converted into Non-Qualified Options (retroactive to their date of issuance) on the earlier of: (i) the date of the stockholder meeting at which the Stockholders fail to approve the ISO provisions of the Plan, or (ii) the first day of the second year of the Plan.


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         If the Stockholders fail to approve the ISO provisions of the Plan, the
Plan shall nevertheless remain in effect and shall consist of all provisions set forth herein other than provisions that relate exclusively to ISOs.

         3. Administration of the Plan.
            --------------------------

                  (a) The Plan shall be administered by the Board, subject to the limitations set forth in Section 3(b) below. The Board may appoint a Stock Plan Committee (the "Committee") of three or more of its members to administer the Plan. No member of the Committee, while a member, shall be eligible to participate in this Plan. Subject to ratification of the grant of each Option or Award and of the authorization of each Purchase by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 4 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 4 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the number of shares that may be purchased under each ISO, Non-Qualified Option and authorization to make Purchases, and whether any option or authorization to make Purchases shall be fully exercisable on the date of grant or shall be exercisable thereafter in such installments as the Committee may specify; (iv) determine the option price of shares subject to each Option, which price (with respect to ISOs) shall not be less than the minimum price specified in paragraph 7, and the purchase price of shares subject to each Purchase; (v) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (vi) determine (subject to paragraph
8) the time or times when each Option shall become exercisable and the duration of the exercise period; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option, Award or authorization for any Purchase granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option, Award or authorization for Purchase granted under it.

                  (b) Notwithstanding anything to the contrary herein, including but not limited to paragraph 3(a) hereof, the Committee shall have no authority whatsoever to amend the terms of options granted pursuant to this 1994 Stock Option Plan to certain management of the Company that contain a vesting schedule based on the Company attaining certain income performance criteria. The options contemplated by this paragraph are expected to vest in the tenth year following their issuance. However, if during the first five years after issuance, the Corporation has (i) $1,000,000 in net income before taxes in any fiscal year, then 50% of the


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options shall become vested or (ii) $2,000,000 in net income before taxes in any fiscal year, then 100% of the options shall become vested.

                  (c) The Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                  (d) Notwithstanding the provisions of paragraph 3(a), Options, Awards and authorizations to make Purchases may be granted to members of the Board but no Option, Award or authorization to make a Purchase shall be granted to any person who is, at the time of the proposed grant, a member of the Board, unless such grant has been approved by a majority vote of the other members of the Board. All grants of Options, Awards and authorizations to make Purchases to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Options, Awards or authorizations to make Purchases pursuant to the Plan or (ii) have been granted Options, Awards or authorizations to make Purchases may vote on any matters affecting the administration of the Plan or the grant of any Options, Awards or authorizations to make Purchases pursuant to the Plan, except that no such member shall act upon the granting to himself of Options, Awards or authorizations to make Purchases, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Options, Awards or authorizations to make Purchases.

                  (e) Notwithstanding any provision of this paragraph 3, in the event the Company has registered or in the future does register any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any grants to directors of Options made at any time from the effective date of such registration until six months after the termination of such registration shall be made only by the Board; provided, however, that if a majority of the Board is eligible to participate in the Plan or in any other stock option or other stock plan of the Company or any of its affiliates, or has been so eligible at any time within the preceding year, any grant to directors of Options must be made by, or only in accordance with the recommendation of, a Committee consisting of three or more persons, who may but need not be directors or employees of the Company, appointed by the Board but having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year. The requirements imposed by the preceding sentence shall also apply with respect to grants to officers who are not also directors. Once appointed, the Committee shall continue to serve until otherwise directed by the Board.


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         4. Eligible Employees and Others. ISOs may be granted to any employee of the Company or any Related Corporation. Those directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option or an authorization to make a Purchase. The granting of an ISO, a Non-Qualified Option or an authorization to make a Purchase to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Options, Awards or authorizations to make Purchases.

         5. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of common stock of the Company, par value $.0002 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 35,000,000, subject to adjustment as provided in paragraph 14. Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part (or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases,) the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Options, Awards and authorizations to make Purchases under the Plan.

         6. Granting of Options, Awards and Authorizations to Make Purchases. Options, Awards and authorizations to make Purchases may be granted under the Plan at any time on or after March 30, 1994 and prior to March 30, 2004. The date of grant of an Option, Award or authorization to make a Purchase under the Plan will be the date specified by the Committee at the time it grants the Option, Award or authorization to make a Purchase; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 17.

         7.       Minimum Option Price: ISO Limitations.
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                  (a) The price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the lesser of (i) the book value per share of Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant, or (ii) 50 percent of the fair market value per share of Common Stock on the date of such grant.

                  (b) The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating


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to such ISO shall  not be less  than 110  percent  of the fair  market  value of
Common Stock on the date of grant.

                  (c) In no event shall the aggregate fair market value (determined at the time the Option is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

                  (d) If, at the time an Option is granted under the Plan, the Common Stock that shall be issued pursuant to exercise of the Option has been registered under the Securities Act of 1933, as amended (the "Securities Act"), "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock to be issued pursuant to the exercise of the Option has not been registered under the Securities Act at the time the Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the unregistered Common Stock in private transactions negotiated at arm's length.

         8. Option Duration. Subject to earlier termination as provided in paragraphs 10 and 11, each Option shall expire on the date specified by the Committee, but not more than (i) ten years and one day from the date of grant in the case of Non-Qualified Options, (ii) ten years from the date of grant in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 10 and 11, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 17.

         9. Exercise of Option. Subject to the provisions of paragraphs 10 through 13, each Option granted under the Plan shall be exercisable as follows:

                  (a) The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

                  (b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.


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                  (c) Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

                 (d) The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 17) if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code, as amended, which provides generally that with respect to ISOs granted after December 31, 1986, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all plans of the Company and any Related Corporation) shall not exceed $100,000.

         10. Termination of Employment. If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 11, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of 60 days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 17. Leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Option, Award or authorization to make a Purchase the right to be retained in employment or other service by the Company or any Related Corporation for any period of time. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination or cancellation provisions as the Committee may determine.

         11. Death; Disability; Dissolution. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the ISO's specified expiration date.


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                  If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the ISO's specified expiration date. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

                  In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine.

         12. Assignability. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee each Option shall be exercisable only by him.

         13. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 7 through 12 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

         14. Adjustments. Upon the happening of any of the events described below, an optionee's rights with respect to Options granted to him hereunder, and the recipient's rights with respect to Common Stock acquired pursuant to a Purchase or Award hereunder, shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the recipient and the Company relating to such Option, Purchase or Award.

                  (a) In the event shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, each optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange; and

                  (b) In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the


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purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his Option at all times between the date of grant of such Option and the date of its exercise.

                  (c) If any person or entity obtains, by exercise of an Option or by a Purchase or Award made hereunder, Common Stock that is subject to a vesting schedule, repurchase options by the Company, or other such restrictions, and such person or entity subsequently receives new or additional or different shares or securities ("New Securities") in connection with a corporate transaction described in subparagraph (b) above as a result of owning such Common Stock, such New Securities shall be subject to all of the conditions and restrictions applicable to the Common Stock with respect to which such New Securities were issued.

                  (d) Notwithstanding the foregoing, any adjustments made pursuant to sub-paragraphs (a) or (b) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs as that term is defined in Section 425 of the Code, or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

                  (e) No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

                  (f) No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subparagraph (f), would have been issued to an optionee pursuant to any Option, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the optionee shall receive from the Company cash in lieu of such fractional shares.

                  (g) Upon the happening of any of the foregoing events described in sub-paragraphs (a) or (b) above, the class and aggregate number of shares set forth in paragraph 5 hereof that are subject to Options, Awards or authorizations to make Purchases which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee shall determine the specific adjustments to be made under this paragraph 14 and, subject to paragraph 3, its determination shall be conclusive.

         15. Means of Exercising Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the


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Committee, by delivery of the optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in 5 1274(d) of the Code, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b) or (c) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

         16. Term and Amendment of Plan. This Plan was made effective on March 30, 1994 by a written consent of directors. Provisions of the Plan relating to ISOs are subject to stockholder approval in accordance with the provisions of Paragraph 2. The Plan shall expire on March 30, 2004. If approval by the Stockholders of the ISO provisions of the Plan is not given, the Board may terminate or amend the Plan in any respect at any time.

         If approval by the Stockholders of the ISO provisions of the Plan is given, the Board may terminate or amend the Plan in any respect at any time provided, however, that the following amendments to the Plan shall require Stockholder approval within 12 months before or after the date of the Board's authorizing resolution: (a) any increase in the total number of shares that may be issued under the Plan (except by adjustment pursuant to paragraph 14); (b) any modification in the provisions of paragraph 4 regarding eligibility for grants of ISOs; (c) any modification of the provisions of paragraph 7(b) regarding the exercise price at which shares may be offered pursuant to ISOs (except by adjustment pursuant to paragraph 14); and (d) any extension of the expiration date of the Plan. In no event may action of the Board or Stockholders alter or impair the rights of an Optionee, purchaser or Award recipient, without his consent, under any Option, Award or authorization to make a Purchase previously granted to him.

         17. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions or installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.


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         18. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

         19. Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization or sale of such shares.

         20. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 21) or the vesting of restricted Common Stock acquired on the exercise of an Option or by Award or Purchase hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting of restricted Common Stock acquired by exercising an Option, making a Purchase or receiving an Award, on the purchaser's or recipient's payment of such additional withholding taxes.

         21. Notice to Company of Disqualifying Disposition. Each employee who receives ISOs shall agree to notify the Company in writing immediately after the employee makes a disqualifying disposition of any Common Stock received pursuant to the exercise of an ISO (a "Disqualifying Disposition"). Disqualifying Disposition means any disposition (including any sale) of such stock before the later of (a) two years after the employee was granted the ISO under which he acquired such stock, or (b) one year after the employee acquired such stock by exercising such ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition will thereafter occur.

         22. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Options, Awards and Purchases shall be governed by the laws of the Commonwealth of Massachusetts. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.


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